UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Retractable Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

RETRACTABLE TECHNOLOGIES, INC.

NOTICE OF SPECIAL MEETING OF PREFERRED SHAREHOLDERS

TO BE HELD ON SEPTEMBER 25, 2009

To the Preferred Shareholders of Retractable Technologies, Inc.:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of holders of each series of Class B Convertible Preferred Stock of Retractable Technologies, Inc., a Texas corporation (the “Company”), will be held simultaneously at the Little Elm City Hall, 100 West Eldorado Parkway, Little Elm, Texas 75068, on the 25th day of September, 2009, at 11:00 a.m., Central time (the “Special Meeting”) for the following purposes:

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of Class B Convertible Preferred Stock (the “Series I Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series II Class B Convertible Preferred Stock (the “Series II Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series III Class B Convertible Preferred Stock (the “Series III Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series IV Class B Convertible Preferred Stock (the “Series IV Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series V Class B Convertible Preferred Stock (the “Series V Certificate of Designation”); and

The transaction of such other business as may properly come before the Special Meeting of Preferred Shareholders or any adjournments or postponements thereof.

The Company has fixed the close of business on July 27, 2009, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.  You are entitled to vote if you hold Preferred Stock of the Company as of July 27, 2009.  Shareholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of Preferred Stock represented by such proxies will be voted at the Special Meeting in accordance with the directions given therein. Where no choice is specified by the shareholder, the proxy will be voted “For” the proposal.

The list of shareholders of the Company may be examined at the offices of the Company and its registered agent beginning on September 14, 2009, and at the Special Meeting. Further information regarding the Special Meeting is set forth in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 25, 2009:

The Proxy Statement, copies of the proxy card for each series of stock, our Form 10-K annual report and most recent Form 10-Q quarterly report are available at:

www.proxyvote.com.

PREFERRED SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED

POSTPAID ENVELOPE (OR OTHERWISE VOTE ON THE PROPOSALS). THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE SPECIAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

THOMAS J. SHAW CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

RETRACTABLE TECHNOLOGIES, INC.

PROXY STATEMENT

SPECIAL MEETING OF PREFERRED SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2009

i

Appendix A — Redlined Proposed Amended Certificate of Designation, Preferences, Rights, and Limitations of Class B Convertible Preferred Stock of Retractable Technologies, Inc. (“Series I Certificate of Designation”)

Appendix B - Redlined Proposed Amended Certificate of Designation, Preferences, Rights, and Limitations of the Series II Class B Convertible Preferred Stock of Retractable Technologies, Inc. (“Series II Certificate of Designation”)

Appendix C - Redlined Proposed Amended Certificate of Designation, Preferences, Rights, and Limitations of the Series III Class B Convertible Preferred Stock of Retractable Technologies, Inc. (“Series III Certificate of Designation”)

Appendix D - Redlined Proposed Amended Certificate of Designation, Preferences, Rights, and Limitations of the Series IV Class B Convertible Preferred Stock of Retractable Technologies, Inc. (“Series IV Certificate of Designation”)

Appendix E - Redlined Proposed Amended Certificate of Designation, Preferences, Rights, and Limitations of the Series V Class B Convertible Preferred Stock of Retractable Technologies, Inc. (“Series V Certificate of Designation”)

Appendix F - Form of Proxy Card — Series I Class B Convertible Preferred Stock

Appendix G - Form of Proxy Card — Series II Class B Convertible Preferred Stock

Appendix H - Form of Proxy Card — Series III Class B Convertible Preferred Stock

Appendix I - Form of Proxy Card — Series IV Class B Convertible Preferred Stock

Appendix J - Form of Proxy Card — Series V Class B Convertible Preferred Stock

ii

PROXY STATEMENT

The following information is furnished in connection with the solicitation of proxies from the holders of Preferred Stock on behalf of the Board of Directors of Retractable Technologies, Inc., a Texas corporation (the “Company”), which has its principal executive offices (where the principal executive officers may be contacted) at 511 Lobo Lane, Little Elm, Texas 75068-0009, to be voted at the special meeting of preferred shareholders of the Company (the “Special Meeting”).  The Special Meeting will be held at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068, on the 25th day of September 2009, at 11:00 a.m., Central time, for the following purposes:

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of Class B Convertible Preferred Stock (the “Series I Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series II Class B Convertible Preferred Stock (the “Series II Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series III Class B Convertible Preferred Stock (the “Series III Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series IV Class B Convertible Preferred Stock (the “Series IV Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series V Class B Convertible Preferred Stock (the “Series V Certificate of Designation”) (the Series I Certificate of Designation, Series II Certificate of Designation, Series III Certificate of Designation, Series IV Certificate of Designation, and Series V Certificate of Designation collectively referred to as the “Certificates of Designation”); and

The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Company; (2) submitting a properly signed proxy with a later date; or (3) voting in person at the Special Meeting. If you return your signed proxy to us before the Special Meeting, we will vote your shares as you direct. Where no choice is specified by the shareholder, the proxy will be voted “For” the proposal.  If any other business is properly brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares. The Company will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by the Directors, Officers, and employees of the Company without additional compensation, by personal interview, telephone, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses.

The Proxy Statement and form of proxy were mailed to preferred shareholders on August 14, 2009.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Holders of record of each series of the Company’s Preferred Stock, no par value, at the close of business on July 27, 2009, the record date, are entitled to notice of and to vote on the respective proposals to amend the applicable certificates of designation, as detailed below.

Each share of Series I Class B Convertible Preferred Stock (“Series I Class B Stock”) entitles the holder to one (1) vote per share on the proposal to amend the Series I Certificate of Designation.  On July 31, 2009, there were 144,000 shares of Series I Class B Stock issued and outstanding.

Each share of Series II Class B Convertible Preferred Stock (“Series II Class B Stock”) entitles the holder to one (1) vote per share on the proposal to amend the Series II Certificate of Designation.  On July 31, 2009, there were 219,700 shares of Series II Class B Stock issued and outstanding.

Each share of Series III Class B Convertible Preferred Stock (“Series III Class B Stock”) entitles the holder to one (1) vote per share on the proposal to amend the Series III Certificate of Designation.  On July 31, 2009, there were 130,245 shares of Series III Class B Stock issued and outstanding.

Each share of Series IV Class B Convertible Preferred Stock (“Series IV Class B Stock”) entitles the holder to one (1) vote per share on the proposal to amend the Series IV Certificate of Designation.  On July 31, 2009, there were 552,500 shares of Series IV Class B Stock issued and outstanding.

Each share of Series V Class B Convertible Preferred Stock (“Series V Class B Stock”) entitles the holder to one (1) vote per share on the proposal to amend the Series V Certificate of Designation.  On July 31, 2009, there were 1,238,821 shares of Series V Class B Stock issued and outstanding.

The presence, in person or by proxy, of the holders of a majority of all the outstanding shares entitled to vote is necessary to constitute a quorum at the Special Meeting for voting by each series of the preferred shareholders.

If you hold more than one series of Preferred Stock, you may vote for more than one proposal in accordance with such ownership and you should have received more than one proxy card. If you hold only one series of Preferred Stock, you will vote only with respect to the proposal which affects the series of Preferred Stock which you own and you should receive only one proxy card.

VOTING PROCEDURES

Assuming quorum is attained, the consent of holders of at least fifty-one (51%) percent of the shares of each series of preferred stock outstanding, voting separately as a class, is necessary to amend each of the Certificates of Designation.

Abstentions and Broker Non-Votes

Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote.

SHAREHOLDER LIST

A copy of each list of shareholders, by series, entitled to vote at the Special Meeting will be available for inspection by qualified shareholders for proper purposes at the offices of the Company and its registered agent during normal business hours beginning on September 14, 2009, and at the Special Meeting.

HOW TO VOTE

You may vote your shares in any of the following three ways:

Vote in Person

At the meeting, you may deliver your ballot to the Inspector of Elections. To obtain directions, please call the Company at (888) 806-2626.

Vote by Internet

To vote now by Internet, go to www.proxyvote.com. Have the 12-digit control number available and follow the instructions.

Vote by Mail

You can vote by mail by filling out your enclosed proxy card and returning it in the postage paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

OTHER MATTERS

We do not anticipate that any other matters will be raised at the Special Meeting. Management is not aware of any other matters that are to be presented at the Special Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Special Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

LIMITED DISCRETIONARY AUTHORITY TO VOTE PROXIES

The proxy cards and authorizations for the Special Meeting grant the proxies the right to vote in their discretion on matters submitted to the shareholders where the Company did not receive notice of any such proposal a reasonable time before solicitation of proxies.

ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and quarterly report on Form 10-Q for the period ended June 30, 2009 are being distributed with this Proxy Statement.  Certain sections of the Annual Report on Form 10-K and Quarterly Report on Form 10-Q are incorporated in the Proxy Statement and are considered a part of the soliciting material (see page 18 of this Proxy Statement for an identification of the sections that are incorporated herein by reference). The remaining sections of both the Form 10-K and Form 10-Q are not considered to be part of the soliciting material.  The Company will provide, without charge, to each person solicited, upon the written or oral request of any such person, and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules (as well as exhibits), required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the most recent fiscal year as well as our Form 10-Q. Such requests should be submitted to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009, (888) 806-2626.

HOW TO OBTAIN INFORMATION AND VOTE IN PERSON

Shareholders with questions (including regarding directions) are encouraged to contact the Company’s Chief Financial Officer, Mr. Douglas W. Cowan, at 511 Lobo Lane, Little Elm, Texas 75068 or by telephone at (888) 806-2626.

AVAILABILITY OF ACCOUNTANTS AT MEETING

A representative of CF & Co. will attend the Special Meeting and will have the opportunity to make a statement if he or she so desires. The CF & Co. representative will be available to respond to appropriate shareholder questions at that time.

DELIVERY OF SINGLE SET OF DOCUMENTS TO ONE HOUSEHOLD

If you and other residents at your mailing address own shares of our Preferred Stock in street name, your broker or bank may have notified you that your household will receive only one set of proxy materials for each company in which you hold stock through that broker or bank.  This practice is known as “householding.”  Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process.  Therefore, your broker or bank will send only one copy of the proxy materials, unless you notify us otherwise.  This will be true of all future delivery of proxy materials unless you instruct us otherwise.  However, each stockholder in your household will continue to receive a separate voting instruction form.

The Company shall deliver to a Preferred Shareholder promptly, upon oral or written request to Retractable Technologies, Inc., Attention:  Mr. Douglas W. Cowan, 511 Lobo Lane, Little Elm, Texas 75068, (888) 806-2626, a separate copy of the proxy materials that comprise the soliciting material for this Proxy Statement.  If you would like to receive your own copy of all future proxy materials, please contact Mr. Cowan and inform him of such request.

CEASING DELIVERY OF DUPLICATE DOCUMENTS TO SHAREHOLDERS

Preferred shareholders receiving multiple copies of the proxy materials who desire to receive only single copies should make such request, either orally or in writing, to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009, (888) 806-2626.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2010 ANNUAL MEETING

Any Common Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials, relating to the 2010 annual meeting of shareholders, must do so in writing, addressed to the Secretary, Michele M. Larios, and the proposal must be received at the Company’s principal executive offices located at 511 Lobo Lane, Little Elm, Texas 75068-0009, by April 16, 2010. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

Except in the case of proposals made in compliance with the proxy rules for inclusion in the Company’s Proxy Statement, shareholders desiring to bring any other business before the annual meeting in 2010, in accordance with the Company’s bylaws, must comply with certain procedures.  Such proposals must be delivered to or mailed and received by the Company 45 days before the month and day of the mailing date (August 14th) of the Notice of Internet Availability of Proxy Materials for the 2009 Annual Meeting (meaning by June 30, 2010).  Such notice should be addressed to Michele M. Larios, Secretary, and should set forth, as to each matter the shareholder proposing to bring before the annual meeting, the following information:  a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; b) the name and address of the shareholder; c) the number of shares beneficially owned by the shareholder; and d) any material interest of the shareholder in such business.

The deadline for timely submitting shareholder proposals for consideration at the 2010 annual meeting is June 30, 2010. Proposals received after this date will be considered untimely and may not, in the Board of Directors discretion, be addressed at the annual meeting. In the event the Board of Directors decides to substantially alter the date of the 2010 annual meeting, the proper deadlines for submission of shareholder proposals will be published in a Form 10-Q.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

PROPOSAL NO. 1

THE AMENDMENT OF THE SERIES I CERTIFICATE OF DESIGNATION

INTRODUCTION

The Company is proposing approval of an amendment of the Series I Certificate of Designation as set forth in the blacklined Appendix A hereto which includes the following marked changes to Section 2 as well as conforming changes throughout the document:

d. Dividend Arrearage. If a dividend upon any shares of Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series I Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the

Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

If approved, the amendment will allow the Company to purchase shares of stock ranking junior to the Series I Stock (including Common Stock).  The Board of Directors believes that having the ability to purchase stock (without necessarily first paying dividends) is a beneficial tool that it should have to maximize shareholder value and that the purchase of shares from time to time (when the Board determines such actions are prudent) would be a beneficial action for both the Company and the existing shareholders.  The amendment, if approved, will not alter the Company’s obligations to accrue and, when authorized by the Board of Directors, pay, past due dividends under the Series I Certificate of Designation.

CURRENT STATUS OF SERIES I CLASS B STOCK

As of July 31, 2009, there were 144,000 shares of Series I Class B Stock outstanding.  As of the six months ended June 30, 2009, the total amount of dividends in arrears on the Series I Class B Stock was $144,000.00.

REASON FOR THE AMENDMENT

The Company is considering purchasing its Common Stock from time to time pursuant to a stock repurchase program, when and if the Board of Directors determines it is appropriate.  The amendment which we are proposing is necessary in order to effectuate a stock purchase plan while dividends are in arrears.

EFFECTS ON RIGHTS OF CURRENT PREFERRED SHAREHOLDERS

Previously, the Series I Certificate of Designation provided that, if dividends were in arrears on the Series I Class B Stock, there were certain prohibitions on acquisitions for consideration by the Company of stock ranking junior to the Series I Class B Stock except on certain terms.  One of the limitations included that no acquisitions for consideration could be made unless the acquisition involved the acquisition of all of the Series I Class B Stock (upon a 50% vote) or unless the Series I Class B Stock was converted into or exchanged into stock of the Company ranking junior to the Series I Class B Stock as to dividends and upon liquidation.

The proposed amendment deletes these requirements and includes an addition that specifically provides that the Company can purchase any of its shares ranking junior to the Series I Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series I Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Company as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Company as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

Accordingly, if the amendment is approved, it would mean that the Company would no longer be legally bound to pay the Series I Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock.  The Company is not yet committed to a stock repurchase program.  As such, we cannot predict any additional effects of the approval of this amendment other than it would mean that the Company would no longer be legally bound to pay the Series I Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock.

However, the Board is currently considering a stock purchase plan.  The Company’s stock is trading at or near all time lows.  Given the current market and our Common stock’s current low prices, we believe it may be an opportune time to purchase our Common Stock on the open market and that such action would likely be beneficial to both the Company and its existing shareholders.  As of July 31, 2009, our Common Stock price was $0.88 per share.

A stock repurchase program would be anti-dilutive to existing shareholders. Reducing dilution increases shareholder value per share. A stock repurchase would result in fewer shares outstanding, resulting in each share being allocated a larger portion of the Company’s assets.

Further, we believe the ability to purchase shares may discourage stock manipulation.

Further, a stock repurchase program would publicize our confidence in our future, which may discourage selling and, hopefully, result in an increased price for our Common shares.

We believe it is advisable for Management to have the authority to purchase shares of stock without having to pay all accrued and past due dividends first.  It may be advisable to engage in a stock purchase program in the future.  However, even if the Company does enter into a stock repurchase program, there is no guarantee that such action will result in a temporary or long-term change in our stock price.  Our stock price does not always correspond with actions taken which, in our view, should increase the stock price.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE SERIES I CERTIFICATE OF DESIGNATION.

PROPOSAL NO. 2

THE AMENDMENT OF THE SERIES II CERTIFICATE OF DESIGNATION

INTRODUCTION

The Company is proposing approval of an amendment of the Series II Certificate of Designation as set forth in blacklined Appendix B hereto which includes the following marked changes to Section 2 as well as conforming changes throughout the document:

d. Dividend Arrearage. If a dividend upon any shares of Series II Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series II Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series II Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series II Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series II Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series II Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series II Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series II Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

If approved, the amendment will allow the Company to purchase shares of stock ranking junior to the Series II Stock (including Common Stock).  The Board of Directors believes that having the ability to purchase stock (without necessarily first paying dividends) is a beneficial tool that it should have to maximize shareholder value and that the purchase of shares from time to time (when the Board determines such actions are prudent) would be a beneficial action for both the Company and the existing shareholders.  The amendment, if approved, will not alter the Company’s obligations to accrue and, when authorized by the Board of Directors, pay, past due dividends under the Series II Certificate of Designation.

CURRENT STATUS OF SERIES II CLASS B STOCK

As of July 31, 2009, there were 219,700 shares of Series II Class B Stock outstanding.  As of the six months ended June 30, 2009, the total amount of dividends in arrears on the Series II Class B Stock was $440,855.48.

REASON FOR THE AMENDMENT

The Company is considering purchasing its Common Stock from time to time pursuant to a stock repurchase program, when and if the Board of Directors determines it is appropriate.  The amendment which we are proposing is necessary in order to effectuate a stock purchase plan while dividends are in arrears.

EFFECTS ON RIGHTS OF CURRENT PREFERRED SHAREHOLDERS

Previously, the Series II Certificate of Designation provided that, if dividends were in arrears on the Series II Class B Stock, there were certain prohibitions on acquisitions for consideration by the Company of stock ranking junior to the Series II Class B Stock except on certain terms.  One of the limitations included that no acquisitions for consideration could be made unless the acquisition involved the acquisition of all of the Series II Class B Stock (upon a 50% vote) or unless the Series II Class B Stock was converted into or exchanged into stock of the Company ranking junior to the Series II Class B Stock as to dividends and upon liquidation.

The proposed amendment deletes these requirements and includes an addition that specifically provides that the Company can purchase any of its shares ranking junior to the Series II Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series II Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Company as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Company as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

Accordingly, if the amendment is approved, it would mean that the Company would no longer be legally bound to pay the Series II Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock.  The Company is not yet committed to a stock repurchase program.  As such, we cannot predict any additional effects of the approval of this amendment other than it would mean that the Company would no longer be legally bound to pay the Series II Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock.

However, the Board is currently considering a stock purchase plan.  The Company’s stock is trading at or near all time lows.  Given the current market and our Common stock’s current low prices, we believe it may be an opportune time to purchase our Common Stock on the open market and that such action would likely be beneficial to both the Company and its existing shareholders.  As of July 31, 2009, our Common Stock price was $0.88 per share.

A stock repurchase program would be anti-dilutive to existing shareholders. Reducing dilution increases shareholder value per share. A stock repurchase would result in fewer shares outstanding, resulting in each share being allocated a larger portion of the Company’s assets.

Further, we believe the ability to purchase shares may discourage stock manipulation.

Further, a stock repurchase program would publicize our confidence in our future, which may discourage selling and, hopefully, result in an increased price for our Common shares.

We believe it is advisable for Management to have the authority to purchase shares of stock without having to pay all accrued and past due dividends first.  It may be advisable to engage in a stock purchase program in the future.  However, even if the Company does enter into a stock repurchase program, there is no guarantee that such action will result in a temporary or long-term change in our stock price.  Our stock price does not always correspond with actions taken which, in our view, should increase the stock price.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE SERIES II CERTIFICATE OF DESIGNATION.

PROPOSAL NO. 3

THE AMENDMENT OF THE SERIES III CERTIFICATE OF DESIGNATION

INTRODUCTION

The Company is proposing approval of an amendment of the Series III Certificate of Designation as set forth in Appendix C hereto which includes the following marked changes to Section 2 as well as conforming changes throughout the document:

d. Dividend Arrearage. If a dividend upon any shares of Series III Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series III Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series III Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series III Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series III Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series III Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series III Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series III Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

If approved, the amendment will allow the Company to purchase shares of stock ranking junior to the Series III Stock (including Common Stock).  The Board of Directors believes that having the ability to purchase stock (without necessarily first paying dividends) is a beneficial tool that it should have to maximize shareholder value and that the purchase of shares from time to time (when the Board determines such actions are prudent) would be a beneficial action for both the Company and the existing shareholders.  The amendment, if approved, will not alter the Company’s obligations to accrue and, when authorized by the Board of Directors, pay, past due dividends under the Series III Certificate of Designation.

CURRENT STATUS OF SERIES III CLASS B STOCK

As of July 31, 2009, there were 130,245 shares of Series III Class B Stock outstanding.  As of the six months ended June 30, 2009, the total amount of dividends in arrears on the Series III Class B Stock was $3,180,666.09.

REASON FOR THE AMENDMENT

The Company is considering purchasing its Common Stock from time to time pursuant to a stock repurchase program, when and if the Board of Directors determines it is appropriate.  The amendment which we are proposing is necessary in order to effectuate a stock purchase plan while dividends are in arrears.

EFFECTS ON RIGHTS OF CURRENT PREFERRED SHAREHOLDERS

Previously, the Series III Certificate of Designation provided that, if dividends were in arrears on the Series III Class B Stock, there were certain prohibitions on acquisitions for consideration by the Company of stock ranking junior to the Series III Class B Stock except on certain terms.  One of the limitations included that no acquisitions for consideration could be made unless the acquisition involved the acquisition of all of the Series III Class B Stock (upon a 50% vote) or unless the Series III Class B Stock was converted into or exchanged into stock of the Company ranking junior to the Series III Class B Stock as to dividends and upon liquidation.

The proposed amendment deletes these requirements and includes an addition that specifically provides that the Company can purchase any of its shares ranking junior to the Series III Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series III Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Company as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Company as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

Accordingly, if the amendment is approved, it would mean that the Company would no longer be legally bound to pay the Series III Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock.  The Company is not yet committed to a stock repurchase program.  As such, we cannot predict any additional effects of the approval of this amendment other than it would mean that the Company would no longer be legally bound to pay the Series III Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock.

However, the Board is currently considering a stock purchase plan.  The Company’s stock is trading at or near all time lows.  Given the current market and our Common stock’s current low prices, we believe it may be an opportune time to purchase our Common Stock on the open market and that such action would likely be beneficial to both the Company and its existing shareholders.  As of July 31, 2009, our Common Stock price was $0.88 per share.

A stock repurchase program would be anti-dilutive to existing shareholders. Reducing dilution increases shareholder value per share. A stock repurchase would result in fewer shares outstanding, resulting in each share being allocated a larger portion of the Company’s assets.

Further, we believe the ability to purchase shares may discourage stock manipulation.

Further, a stock repurchase program would publicize our confidence in our future, which may discourage selling and, hopefully, result in an increased price for our Common shares.

We believe it is advisable for Management to have the authority to purchase shares of stock without having to pay all accrued and past due dividends first.  It may be advisable to engage in a stock purchase program in the future.  However, even if the Company does enter into a stock repurchase program, there is no guarantee that such action will result in a temporary or long-term change in our stock price.  Our stock price does not always correspond with actions taken which, in our view, should increase the stock price.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE SERIES III CERTIFICATE OF DESIGNATION.

PROPOSAL NO. 4

THE AMENDMENT OF THE SERIES IV CERTIFICATE OF DESIGNATION

INTRODUCTION

The Company is proposing approval of an amendment of the Series IV Certificate of Designation as set forth in Appendix D hereto which includes the following marked changes to Section 2 as well as conforming changes throughout the document:

d. Dividend Arrearage. If a dividend upon any shares of Series IV Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series IV Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series IV Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series IV Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series IV Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series IV Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series IV Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series IV Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

If approved, the amendment will allow the Company to purchase shares of stock ranking junior to the Series IV Stock (including Common Stock).  The Board of Directors believes that having the ability to purchase stock (without necessarily first paying dividends) is a beneficial tool that it should have to maximize shareholder value and that the purchase of shares from time to time (when the Board determines such actions are prudent) would be a beneficial action for both the Company and the existing shareholders.  The amendment, if approved, will not alter the Company’s obligations to accrue and, when authorized by the Board of Directors, pay, past due dividends under the Series IV Certificate of Designation.

CURRENT STATUS OF SERIES IV CLASS B STOCK

As of July 31, 2009, there were 552,500 shares of Series IV Class B Stock outstanding.  As of the six months ended June 30, 2009, the total amount of dividends in arrears on the Series IV Class B Stock was $7,306,350.40.

REASON FOR THE AMENDMENT

The Company is considering purchasing its Common Stock from time to time pursuant to a stock repurchase program, when and if the Board of Directors determines it is appropriate.  The amendment which we are proposing is necessary in order to effectuate a stock purchase plan while dividends are in arrears.

EFFECTS ON RIGHTS OF CURRENT PREFERRED SHAREHOLDERS

Previously, the Series IV Certificate of Designation provided that, if dividends were in arrears on the Series IV Class B Stock, there were certain prohibitions on acquisitions for consideration by the Company of stock ranking junior to the Series IV Class B Stock except on certain terms.  One of the limitations included that no acquisitions for consideration could be made unless the acquisition involved the acquisition of all of the Series IV Class B Stock (upon a 50% vote) or unless the Series IV Class B Stock was converted into or exchanged into stock of the Company ranking junior to the Series IV Class B Stock as to dividends and upon liquidation.

The proposed amendment deletes these requirements and includes an addition that specifically provides that the Company can purchase any of its shares ranking junior to the Series IV Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series IV Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Company as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Company as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

Accordingly, if the amendment is approved, it would mean that the Company would no longer be legally bound to pay the Series IV Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock. The Company is not yet committed to a stock repurchase program.  As such, we cannot predict any additional effects of the approval of this amendment other than it would mean that the Company would no longer be legally bound to pay the Series IV Class B shareholders their accrued dividends before the Company buys other shares, including shares of Common Stock.

However, the Board is currently considering a stock purchase plan.  The Company’s stock is trading at or near all time lows. Given the current market and our Common stock’s current low prices, we believe it may be an opportune time to purchase our Common Stock on the open market and that such action would likely be beneficial to both the Company and its existing shareholders.  As of July 31, 2009, our Common Stock price was $0.88 per share.

A stock repurchase program would be anti-dilutive to existing shareholders. Reducing dilution increases shareholder value per share. A stock repurchase would result in fewer shares outstanding, resulting in each share being allocated a larger portion of the Company’s assets.

Further, we believe the ability to purchase shares may discourage stock manipulation.

Further, a stock repurchase program would publicize our confidence in our future, which may discourage selling and, hopefully, result in an increased price for our Common shares.

We believe it is advisable for Management to have the authority to purchase shares of stock without having to pay all accrued and past due dividends first.  It may be advisable to engage in a stock purchase program in the future.  However, even if the Company does enter into a stock repurchase program, there is no guarantee that such action will result in a temporary or long-term change in our stock price.  Our stock price does not always correspond with actions taken which, in our view, should increase the stock price.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE SERIES IV CERTIFICATE OF DESIGNATION.

PROPOSAL NO. 5

THE AMENDMENT OF THE SERIES V CERTIFICATE OF DESIGNATION

INTRODUCTION

The Company is proposing the approval of an amendment of the Series V Certificate of Designation as set forth in Appendix E hereto which includes the following marked changes to Section 2 as well as conforming changes throughout the document:

d. Dividend Arrearage. If a dividend upon any shares of Series V Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series V Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series V Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock, or other property) may be paid or declared and set aside for payment or ~~any other distribution made~~ upon any stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series V Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series V Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series V Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series V Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series V Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

If approved, the amendment will allow the Company to purchase shares of stock ranking junior to the Series V Stock (currently only Common Stock).  The Board of Directors believes that having the ability to purchase stock (without necessarily first paying dividends) is a beneficial tool that it should have to maximize shareholder value and that the purchase of shares from time to time (when the Board determines such actions are prudent) would be a beneficial action for both the Company and the existing shareholders.  The amendment, if approved, will not alter the Company’s obligations to accrue and, when authorized by the Board of Directors, pay, past due dividends under the Series V Certificate of Designation.

CURRENT STATUS OF SERIES V CLASS B STOCK

As of July 31, 2009, there were 1,238,821 shares of Series V Class B Stock outstanding.  As of the six months ended June 30, 2009, the total amount of dividends in arrears on the Series V Class B Stock was $3,495,169.38.

REASON FOR THE AMENDMENT

The Company is considering purchasing its Common Stock from time to time pursuant to a stock repurchase program, when and if the Board of Directors determines it is appropriate.  The amendment which we are proposing is necessary in order to effectuate a stock purchase plan while dividends are in arrears.

EFFECTS ON RIGHTS OF CURRENT PREFERRED SHAREHOLDERS

Previously, the Series V Certificate of Designation provided that, if dividends were in arrears on the Series V Class B Stock, there were certain prohibitions on acquisitions for consideration by the Company of stock ranking junior to the Series V Class B Stock except on certain terms.  One of the limitations included that no acquisitions for consideration could be made unless the acquisition involved the acquisition of all of the Series V Class B Stock (upon a 50% vote) or unless the Series V Class B Stock was converted into or exchanged into stock of the Company ranking junior to the Series V Class B Stock as to dividends and upon liquidation.

The proposed amendment deletes these requirements and includes an addition that specifically provides that the Company can purchase any of its shares ranking junior to the Series V Class B Preferred Stock (currently only Common shares) on any terms it fixes, even where a dividend upon shares of Series V Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Company as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Company as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

Accordingly, if the amendment is approved, it would mean that the Company would no longer be legally bound to pay the Series V Class B shareholders their accrued dividends before the Company buys shares of Common Stock.  The Company is not yet committed to a stock repurchase program.  As such, we cannot predict any additional effects of the approval of this amendment other than it would mean that the Company would no longer be legally bound to pay the Series V Class B shareholders their accrued dividends before the Company buys other shares of Common Stock.

However, the Board is currently considering a stock purchase plan.  The Company’s stock is trading at or near all time lows.  Given the current market and our Common stock’s current low prices, we believe it may be an opportune time to purchase our Common Stock on the open market and that such action would likely be beneficial to both the Company and its existing shareholders.  As of July 31, 2009, our Common Stock price was $0.88 per share.

A stock repurchase program would be anti-dilutive to existing shareholders. Reducing dilution increases shareholder value per share. A stock repurchase would result in fewer shares outstanding, resulting in each share being allocated a larger portion of the Company’s assets.

Further, we believe the ability to purchase shares may discourage stock manipulation.

Further, a stock repurchase program would publicize our confidence in our future, which may discourage selling and, hopefully, result in an increased price for our Common shares.

We believe it is advisable for Management to have the authority to purchase shares of stock without having to pay all accrued and past due dividends first.  It may be advisable to engage in a stock purchase program in the future.  However, even if the Company does enter into a stock repurchase program, there is no guarantee that such action will result in a temporary or long-term change in our stock price.  Our stock price does not always correspond with actions taken which, in our view, should increase the stock price.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF THE SERIES V CERTIFICATE OF DESIGNATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 31, 2009, for each person known by us to own beneficially 5 percent or more of the voting capital stock.  Except pursuant to applicable community property laws, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares, except as noted below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
	Thomas J. Shaw(2) 511 Lobo Lane P.O. Box 9 Little Elm, TX 75068-0009	14,580,000	54.2%

	Suzanne M. August(3) 5310 Buena Vista Drive Frisco, TX 75034	2,800,000	10.4%

	Lillian E. Salerno(4) 432 Edwards Lewisville, TX 75067	2,068,500	7.7%

	Signia Capital Management, LLC(5) 108 N. Washington St., Ste. 305 Spokane, Washington 99201	1,941,861	7.2%

	Lloyd I. Miller, III(6) 4550 Gordon Drive Naples, FL 34102	1,273,600	4.7%

Class B Stock
	Thomas J. Shaw	80,000	3.5%
	Lillian E. Salerno	12,500	<1%

(1)           The percentages of Common Stock are based on 26,917,564 shares of Common Stock equivalents consisting of 23,800,064 shares of Common Stock outstanding; 92,500 shares of Preferred Stock convertible by the above persons and options for the purchase of 3,025,000 shares with 3,000,000 obtainable beginning on July 15, 2010, and 25,000 obtainable immediately.  The percentages of Class B Stock are based on 2,285,266 shares of Class B Stock outstanding.  The grant of the option for the purchase of 3,000,000 shares is subject to shareholder approval at the 2009 Annual Meeting.  If not approved the option shall terminate.

(2)           3,000,000 of the shares identified as Common Stock are shares acquirable through the exercise of a stock option beginning on July 15, 2010. The grant of the option for the purchase of 3,000,000 shares is subject to shareholder approval at the 2009 Annual Meeting.  If not approved the option shall terminate.  80,000 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock.  2,800,000 of the shares are owned by Ms. Suzanne August (see footnote 3) but are controlled by Mr. Shaw, pursuant to a Voting Agreement.  These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in calculating Mr. Shaw’s Common Stock equivalents and percentages in the above table.

(3)           Ms. August’s 2,800,000 shares are controlled by Mr. Thomas J. Shaw, pursuant to a Voting Agreement.  See footnote 2 for a more detailed explanation.  Accordingly, they are also included in the Common Stock equivalents and percentages for Thomas Shaw in the above table.

(4)           12,500 of the shares identified as Common Stock are Series V Class B preferred shares which are eligible for conversion into Common Stock and 25,000 shares identified as Common Stock are shares which are obtainable by the exercise of options.

(5)           The number of shares held by this entity was obtained from a Schedule 13G/A filed on February 13, 2009.  Pursuant to the Schedule 13G/A, Signia Capital Management, LLC has sole voting power for 512,122 of the shares and sole dispositive power for a total of 1,941,861 shares (inclusive of the sole voting power shares).

(6)           The number of shares held by this person was obtained from a Schedule 13G filed on January 30, 2009.  Pursuant to the Schedule 13G, Lloyd I. Miller has sole voting and dispositive power for 208,300 of the shares, and shared voting and dispositive power for 1,065,300 shares.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 31, 2009, for each Named Executive Officer specified by Item 402 of Regulation S-K (i.e., our CEO, CFO, and three other highest paid officers) and Director of the Company.  Except pursuant to applicable community property laws or as otherwise discussed below, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
As a Group	Named Executive Officers and Directors	15,887,650	56.4%
As Individuals	Thomas J. Shaw(2)	14,580,000	51.8%
	Marwan Saker(3)	445,500	1.6%
	Clarence Zierhut(4)	72,500	<1%
	Douglas W. Cowan(5)	200,000	<1%
	Steven R. Wisner(6)	129,200	<1%
	Russell B. Kuhlman(7)	89,450	<1%
	Michele M. Larios(8)	261,000	<1%
	Marco Laterza(9)	60,000	<1%
	Amy Mack(10)	50,000	<1%
Class B Stock
As a Group	Named Executive Officers and Directors	435,000	19.0%

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
As Individuals	Thomas J. Shaw	80,000	3.5%
	Marwan Saker	355,000	15.5%

(1)           The percentages of Common Stock are based on 28,150,714 shares of Common Stock equivalents consisting of 23,800,064 shares of Common Stock outstanding; 435,000 shares of Preferred Stock convertible by the above persons and options for the purchase of 3,915,650 shares of Common Stock obtainable by the above persons with 212,500 shares obtainable immediately; 403,700 obtainable beginning in November 2009 and the remainder obtainable beginning July 2010. The percentages of Class B stock are based on 2,285,266 shares of Class B Stock outstanding.

(2)           80,000 of the shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock. 3,000,000 of the shares identified as Common Stock are shares acquirable through the exercise of a stock option beginning on July 15, 2010. The grant of the option for the purchase of 3,000,000 shares is subject to shareholder approval at the 2009 Annual Meeting.  If not approved the option shall terminate.  2,800,000 of the shares are Common Stock shares owned by Ms. Suzanne August but are controlled by Mr. Shaw, pursuant to a Voting Agreement.  These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in calculating Mr. Shaw’s Common Stock equivalents and percentages in the above table.

(3)           355,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock. The shares are held as follows: Saker Investments holds 15,500 shares of Series IV Class B Convertible Preferred Stock and 25,000 shares of Series V Class B Convertible Preferred Stock, Sovana Cayman Islands, Inc. holds 300,000 shares of Series IV Class B Convertible Preferred Stock, and My Investments holds 14,500 shares of Series IV Class B Convertible Preferred Stock. Mr. Saker is an Officer or Director and shareholder for each of these companies. The remaining 90,500 shares identified as Common Stock are shares currently obtainable through the exercise of options held by Mr. Saker.

(4)           62,500 of these shares identified as Common Stock are shares acquirable by the exercise of stock options.

(5)           102,000 of these shares identified as Common Stock are shares acquirable by the exercise of stock options beginning in November and the remainder vest in July 2010.

(6)           100,700 of these shares identified as Common Stock are shares acquirable by the exercise of stock options beginning in November and options for the purchase of 23,500 shares vest in July 2010.

(7)          63,450 of these shares identified as Common Stock are shares acquirable by the exercise of stock options beginning in November and options for the purchase of 25,000 vest in July 2010.

(8)           97,050 of these shares identified as Common Stock are shares acquirable by the exercise of stock options beginning in November and options for the purchase of 152,950 shares vest in July 2010.

(9)                               50,000 of these shares identified as Common Stock are shares acquirable by the exercise of stock options immediately.

(10)                            These shares identified as Common Stock are shares acquirable by the exercise of stock options immediately.

There are no arrangements, the operation of which would result in a change in control of the Company, other than:

1. Ms. August’s shares shall cease to be controlled by Mr. Shaw under their Voting Agreement upon their sale to a third party; and

2. Mr. Shaw was granted an option for the purchase of 3,000,000 shares of Common Stock subject to shareholder approval at the 2009 Annual Meeting.  In the event such grant is approved by the shareholders, Mr. Shaw will be able to control 54.2% of the currently outstanding shares of the Common Stock and would control 44.6% of the Common Stock assuming the exercise of all outstanding options and conversion of all outstanding preferred shares and convertible loans.

INCORPORATION BY REFERENCE OF OTHER INFORMATION IN THIS PROXY STATEMENT

This Proxy Statement incorporates by reference the following sections of the Company’s Form 10-K filed on March 31, 2009:

Item 8                                                                Financial Statements and Supplementary Data

Item 7                                                                Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 9                                                                Changes in and Disagreements With Accountants on Accounting and Financial Disclosure; and

Item 7A                                                      Quantitative and Qualitative Disclosures About Market Risk.

The Proxy Statement also incorporates by reference Part I of the Company’s Form 10-Q filed on August 14, 2009.

Appendix A

FILED
In the Office of the
Secretary of State of Texas
May 15, 1996
Corporations Section

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES

RIGHTS AND LIMITATIONS OF SERIES I CLASS B

CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation, as amended (the “Articles of Incorporation”), Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to Article 2.13 of the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Series I Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the “Corporation”), the Board of Directors hereby creates out of the Preferred Stock, par value one dollar per share, of the Corporation a series of Series I Class B Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s Articles of Incorporation, as follows:

1. Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Series I Class B Convertible Preferred Stock” (the “Class B Preferred Stock”).

2. Dividends on Class B Preferred Stock.

a. Dividend Amount. The holders of the Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $0.50 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1996. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b. Dividends Cumulative. Dividends upon the Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c. Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d. Dividend Arrearage. If a dividend upon any shares of Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3. General, Class and Series Voting Rights. Except as provided in this Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Class B Preferred Stock shall have no voting rights.

So long as any shares of Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Class B Preferred Stock; or

(ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4. Redemption. The outstanding shares of Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $7.50 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Class B Preferred Stock on a record date for the payment of a dividend on the Class B Preferred Stock to receive the dividend due on such shares of Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Class B Preferred Stock.

Notice of any proposed redemption of shares of Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price  [including any accrued and unpaid dividends] shall have occurred and be continuing). Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Class B Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Class B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Class B Preferred Stock after its Redemption Date.

~~Subject to Section 2 hereof~~ Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Class B Preferred Stock from ~~the~~ any owner of such shares on such terms as may be agreeable to such owner. Shares of Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Class B Preferred Stock is past due, (i) no shares of the Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5. Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Class B Preferred Stock then outstanding shall be entitled to $6.25 per share plus all dividends (whether or not declared or due)

accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6. Conversion Privilege. At any time subsequent to three years after issuance of any share of Class B Preferred Stock, the holder of any share of Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $5.00 by the Conversion Rate then in effect.

a. Conversion Rate. Each share of Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $5.00 of Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (6), then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”). Each share of Class B Preferred Stock shall be Convertible into Common Stock by surrender to the corporation of the certificate representing such shares of Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but the proper surrender of shares of Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

b. Dividends. If any shares of Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c. Cancellation. Class B Preferred Stock converted into Common Stock pursuant to the provisions of this paragraph (6), shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d. Reissuance if Conversion is Partial. In the case of any certificate representing shares of Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Class B Preferred Stock of such denominations as requested by the Holder in the amount of Class B Preferred Stock equal to the unconverted shares of the Class B Preferred Stock represented by the certificate so surrendered.

e. Reservations of Shares. The Corporation shall at all times during which shares of Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Class B Preferred Stock, be fully paid and nonassessable.

f. Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph (6), in respect of Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i) While any shares of Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger of consolidation.

(iii) In the event the Corporation at any time, or from time to time after June 15, 1996 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:

(A) The number of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv) In the event the Corporation at any time or from time to time after June 15, 1996 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Class B Preferred Stock been converted into Common Stock on the date of such event.

(v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 7(B) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi) As used herein, the term “Stipulated Price” means initial price of $5.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph ~~7~~ 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ; or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix) The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one hundredth (1/100th) of a share of Common Stock.

g. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h. Statement to Transfer Agent. Whenever the Conversion Rate for shares of Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7. Registration Rights.

a. Piggyback Registration. The Corporation, for a period ending six months after the last share of Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b. Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

8. Reports.

So long as any of the Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9. Miscellaneous.

a. As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term “Common Stock” shall also include any capital stock of the Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

b. The shares of Class B Preferred Stock shall be fully transferrable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its President and Secretary this              day of ~~May, 1995~~      , 2009.

~~/s/ Thomas J. Shaw~~
Thomas J. Shaw
President

ATTEST:

~~/s/ Lillian E. Salerno~~
Michele M. Larios
Secretary

Appendix B

FILED
In the Office of the
Secretary of State of Texas
May 27, 1997
Corporations Section

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES

RIGHTS AND LIMITATIONS OF THE SERIES II CLASS B

CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to Article 2.13 of the Texas Business Corporation Act and Article ~~Five~~ Four of its Articles of Incorporation, as amended (the “Articles of Incorporation”), Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to Article 2.13 of the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed May 10, 1995, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than five million (5,000,000) shares of Series II Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the “Corporation”), the Board of Directors hereby creates out of the Preferred Stock, par value one dollar per share, of the Corporation a series of Series II Class B Preferred Stock consisting of not more than five million (5,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s Articles of Incorporation, as follows:

1. Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Series II Class B Convertible Preferred Stock” (the “Series II Class B Preferred Stock”).

2. Dividends on Series II Class B Preferred Stock.

a. Dividend Amount. The holders of the Series II Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1997. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b. Dividends Cumulative. Dividends upon the Series II Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c. Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series II Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series II Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series II Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d. Dividend Arrearage. If a dividend upon any shares of Series II Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series II Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series II Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series II Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series II Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series II Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series II Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series II Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3. General, Class and Series Voting Rights. Except as provided in this Section 3 and in Section 4 hereof or as otherwise from time to time required by law, the Series II Class B Preferred Stock shall have no voting rights.

So long as any shares of Series II Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series II Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i) The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series II Class B Preferred Stock; or

(ii) The amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series II Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Series II Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series II Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4. Default Voting Rights. Whenever, at any time or times, dividends payable on the shares of Series II Class B Preferred Stock shall be in arrears for twelve (12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series II Class B Preferred Stock shall have the exclusive right (voting separately as a class) to elect one-third of the Board of Directors of the Corporation at the Corporation’s next annual meeting of stockholders (to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified) and at each subsequent annual meeting of stockholders so long as such arrearage shall continue, and the Common Stock voting separately as a class, shall be entitled to elect the remainder of the Board of Directors of the Corporation. At elections for such directors, each holder of Series II Class B Preferred Stock shall be entitled to one vote for each share of Preferred Stock held. The right of the holders of Series II Class B Preferred Stock, voting separately as a class, to elect members of the Board of the Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series II Class B Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

Directors elected by the holders of Series II Class B Preferred Stock shall continue to serve as such directors until such time as all dividends accumulated on the Series II Class B Preferred Stock shall have been paid in full, at which time the term of office of all persons elected as directors by the holders of shares of Series II Class B Preferred Stock shall forthwith terminate. In the case of any vacancy in the office of a director occurring among the directors elected by the holder of a class (with the Series II Class B Preferred Stock and Common Stock being treated as separate classes) of stock, the remaining directors so elected by that class may by affirmative vote of a majority thereof (or the remaining director so elected if there be but one) elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of a class of stock or by any directors so elected as provided in the next preceding sentence hereof may be removed during the aforesaid term of office, either for or without cause, by, and only by, the affirmative vote of the holders of a majority of the shares of the class of stock who elected such director or directors, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders, and any vacancy thereby created may be filled by the holders of that class of stock represented at such meeting or pursuant to such written consent. Whenever the term of office of the directors elected by the holders of Series II Class B Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series II Class B Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Series II Class B Preferred Stock as provided in this Section 4 shall have expired, the number of directors shall be such number as may be provided for in the Articles of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of this Section 4.

5. Redemption. The outstanding shares of Series II Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series II Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $15.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series II Class B Preferred Stock on a record date for the payment of a dividend on the Series II Class B Preferred Stock to receive the dividend due on such shares of Series II Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series II Class B Preferred Stock.

Notice of any proposed redemption of shares of Series II Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series II Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series II Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series II Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date (provided that no default by the Corporation in the payment of the applicable Redemption Price [including any accrued and unpaid dividends] shall have occurred and be continuing). Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received. If less than all the outstanding shares of Series II Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series II Class B Preferred Stock to be redeemed, which shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series II Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series II Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series II Class B Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series II Class B Preferred Stock after its Redemption Date.

~~Subject to Section 2 hereof,~~ Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Series II Class B Preferred Stock from ~~the~~ any owner of such shares on such terms as may be agreeable to such owner. Shares of Series II Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series II Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 5, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series II Class B Preferred Stock is past due, (i) no shares of the Series II Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series II Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series II Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series II Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series II Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

6. Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 6, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series II Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series II Class B Preferred Stock then outstanding shall be entitled to $12.50 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series II Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series II Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series II Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series II Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into the Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the corporation for the purposes of this Section 6 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

7. Conversion Privilege. At any time subsequent to three years after issuance of any share of Series II Class B Preferred Stock, the holder of any share of Series II Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

a. Conversion Rate. Each share of Series II Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 7 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series II Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f.) of this paragraph (7), then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series II Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”). Each share of Series II Class B Preferred Stock shall be Convertible into Common Stock by surrender to the corporation of the certificate representing such shares of Series II Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series II Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series II Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series II Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series II Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series II Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but the proper surrender of shares of Series II Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

b. Dividends. If any shares of Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c. Cancellation. Class B Preferred Stock converted into Common Stock pursuant to the provisions of this paragraph (7) shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d. Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series II Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series II Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series II Class B Preferred Stock equal to the unconverted shares of the Series II Class B Preferred Stock represented by the certificate so surrendered.

e. Reservations of Shares. The Corporation shall at all times during which shares of Series II Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series II Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series II Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series II Class B Preferred Stock, be fully paid and nonassessable.

f. Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph (7), in respect of Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i) While any shares of Series II Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series II Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii) In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger of consolidation.

(iii) In the event the Corporation at any time, or from time to time after June 15, 1997 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series II Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Rate by a fraction:

(A) The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B) The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv) In the event the Corporation at any time or from time to time after June 15, 1997 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series II Class B Preferred Stock been converted into Common Stock on the date of such event.

(v) In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 7(f) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series II Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi) As used herein, the term “Stipulated Price” means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 7(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii) In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii) Whenever the Conversion Rate is adjusted pursuant to this paragraph 7(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix) The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x) No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series II Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 7(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

g. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series II Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h. Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series II Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 7(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series II Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

8. Registration Rights.

a. Piggyback Registration. The Corporation, for a period ending six months after the last share of Series II Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series II Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation is advised by its investment banking firm that the inclusion of such shares will, in the opinion of such investment banking firm, materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 8, and all rights of the Holder under this subdivision (a) of paragraph 8 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 8.

b. Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 8, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c. Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities) concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the three year holding period stated in paragraph 7 above. The Corporation may also, at its option, accelerate its redemption rights pursuant to paragraph 4 above in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended.

9. Reports.

So long as any of the Series II Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

10. Miscellaneous.

a. As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term “Common Stock” shall also include any capital stock of the Corporation authorized after June 15, 1995 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

b. The shares of Series II Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its President and Secretary this ~~10th day of May, 1999~~ _______ day of _____, 2009.

~~/s/ Thomas J. Shaw~~
Thomas J. Shaw
President

ATTEST:

~~/s/ Shayne Blythe~~
Michele M. Larios
Secretary

Appendix C

FILED
In the Office of the
Secretary of State of Texas
July 29, 1998
Corporations Section

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES III CLASS B CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to the Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation, as amended (the “Articles of Incorporation”), Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the Corporation),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to the Texas Business Corporation Act, said Board of Directors, by unanimous written consent executed July 2, 1998, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than two million (2,000,000) shares of Series III Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s Articles of Incorporation and expressly granted to and vested in the Board of Directors of Retractable Technologies, Inc. (the “Corporation”), the Board of Directors hereby creates out of the Preferred Stock, par value one ($1.00) dollar per share, of the Corporation a series of Preferred Stock called the Series III Class B Preferred Stock, consisting of not more than two million (2,000,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s Articles of Incorporation, as follows:

1.                Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Series III Class B Convertible Preferred Stock” (the “Series III Class B Preferred Stock”).

2.                Dividends on Series III Class B Preferred Stock.

a.                Dividend Amount. The holders of the Series III Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 1998. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b.               Dividends Cumulative. Dividends upon the Series III Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c.               Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series III Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the

Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series III Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series III Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d.              Dividend Arrearage. If a dividend upon any shares of Series III Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series III Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series III Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series III Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series III Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series III Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series III Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series III Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3.               General, Class and Series Voting Rights. Except as provided in this Section 3, or as otherwise from time to time required by law, the Series III Class B Preferred Stock shall have no voting rights.

So long as any shares of Series III Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one (51%) percent of the shares of Series III Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i)                                     The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior (as the terms are hereinafter defined in this Section 3) to the Series III Class B Preferred Stock; or

(ii)                                  The amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series III Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred Stock, or the creation and issuance of other series of Preferred stock ranking junior to the Series III Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series III Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4.               Redemption. The outstanding shares of Series III Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series III Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $15.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series III Class B Preferred Stock on a record date for the payment of a dividend on the Series III Class B Preferred Stock to receive the dividend due on such shares of Series III Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series III Class B Preferred Stock.

Notice of any proposed redemption of shares of Series III Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series III Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series III Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series III Class B Preferred Stock being redeemed to exercise their Conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series III Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series III Class B Preferred Stock to be redeemed, notice of any such proposed redemption, shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series III Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series III Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series III Class B Preferred Stock after its Redemption Date.

~~Subject to Section 2 hereof,~~ Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Series III Class B Preferred Stock from ~~the~~ any owner of such shares on such terms as may be agreeable to such owner. Shares of Series III Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series III Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series III Class B Preferred Stock is past due, (i) no shares of the Series III Class B Preferred Stock may be redeemed, except (A) by means of a redemption pursuant to which all outstanding shares of the Series III Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series III Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (B) by conversion of shares of Series III Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series III Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5.               Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series III Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series III Class B Preferred Stock then outstanding shall be entitled to $12.50 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series III Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series III Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series III Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series III Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6.               Conversion Privilege. At any time subsequent to three years after issuance of any share of Series III Class B Preferred Stock, the holder of any share of Series III Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

a.               Conversion Rate. Each share of Series III Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series III Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series III Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”). Each share of Series III Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series III Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series III Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series III Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series III Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series III Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series III Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series III Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

b.              Dividends. If any shares of Series III Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c.               Cancellation. Series III Class B Preferred Stock converted into Common stock pursuant to the provisions of this paragraph 6 shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d.              Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series III Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series III Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series III Class B Preferred Stock equal to the unconverted shares of the Series III Class B Preferred Stock represented by the certificate so surrendered.

e.               Reservations of Shares. The Corporation shall at all times during which shares of Series III Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series III Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series III Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series III Class B Preferred Stock, be fully paid and nonassessable.

f.                 Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series III Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i)                                     While any shares of Series III Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series III Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii)                                  In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

(iii)                               In the event the Corporation at any time, or from time to time after August 1, 1998 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined herein) which does not provide for the payment of any consideration upon the issuance, conversion or exercise thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series III Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

(A)      The numerator of which will be the total number of shares of Common Stock issued and Outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B)        The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv)                              In the event the Corporation at any time or from time to time after August 1, 1998 makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series III Class B Preferred Stock been converted into Common Stock on the date of such event.

(v)                                 In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 6(f) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series III Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a forty-five-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regarding to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi)                              As used herein, the term “Stipulated Price” means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii)                           In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii)                        Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix)                                The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x)                                   No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series III Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement shall be cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment.

All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

g.              Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series III Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h.              Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series III Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series III Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.               Registration Rights.

a.               Piggyback Registration. The Corporation, for a period ending six months after the last share of Series III Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933 (other than a registration Statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities) covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series III Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the

Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b.              Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c.               Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities) concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the three year holding period stated in paragraph 6 above. The Corporation may also, at its option at any time within one-hundred and eighty (180) days after an initial registration statement is deemed effective, demand the conversion of the Series III Class B Preferred Stock into that number of fully paid and non-assessable shares of Common Stock as provided herein.

8.                                       Reports.

So long as any of the Series III Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.                                       Miscellaneous.

a.               As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock. The term “Common Stock” shall also include any capital stock of the Corporation authorized after March 31, 1998 which shall not be limited to a fixed sum or sums or percentage or percentages of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

b.              The shares of Series III Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its ~~Chief Executive Officer~~ President and Secretary this ~~10th day of July, 1998~~ _____day of ____, 2009.

~~/s/ Thomas J. Shaw~~
Thomas J. Shaw
President
~~Its Chief Executive Officer~~

ATTEST:

~~/s/ Lillian E. Salerno~~
Michele M. Larios
Secretary

Appendix D

FILED
In the Office of the
Secretary of State of Texas
January 24, 2000
Corporations Section

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES IV CLASS B CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Four of its Articles of Incorporation, as amended (the “Articles of Incorporation”), Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”),

DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to the Texas Business Corporation Act, said Board of Directors, by unanimous written consent, executed December 20, 1999, adopted a resolution providing for the creation of a series of Preferred Stock consisting of not more than one million three hundred thousand (1,300,000) shares of Series IV Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that pursuant to the authority provided in the Corporation’s Articles of Incorporation and expressly granted to and vested in the Board of Directors of the Corporation, the Board of Directors hereby creates out of the Preferred Stock, par value One Dollar ($1.00) per share, of the Corporation a series of Preferred Stock called the Series IV Class B Preferred Stock, consisting of not more than one million three hundred thousand (1,300,000) shares, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations and restrictions thereof, to the extent not otherwise provided in the Corporation’s Articles of Incorporation, as follows:

1.               Designation of Series. The designation of the series of Preferred Stock created by this resolution shall be “Series IV Class B Convertible Preferred Stock” (the “Series IV Class B Preferred Stock”).

2.               Dividends on Series IV Class B Preferred Stock.

a.               Dividend Amount. The holders of the Series IV Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $1.00 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September and December of each year, the first dividend being declarable on December 31, 2000. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable fifteen calendar days after the Dividend Due Date, provided however, that if such date on which a dividend is payable is a Saturday, Sunday or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b.              Dividends Cumulative. Dividends upon the Series IV Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c.               Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series IV Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series IV Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series IV Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d.              Dividend Arrearage. If a dividend upon any shares of Series IV Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series IV Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series IV Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series IV Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series IV Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series IV Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series IV Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series IV Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3.     General, Class and Series Voting Rights. Except as provided in this Section 3, or as otherwise from time to time required by law, the Series IV Class B Preferred Stock shall have no voting rights.

So long as any shares of Series IV Class B Preferred Stock remain outstanding, the consent of the holders of at least fifty-one percent (51%) of the shares of Series IV Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i)             The authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior to the Series IV Class B Preferred Stock; or

(ii)          The amendment, alteration, or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences or special rights of the shares of the Series IV Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred

Stock, or the creation and issuance of other series of Preferred stock ranking junior to the Series IV Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such powers, preferences or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series IV Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4.               Redemption. The outstanding shares of Series IV Class B Preferred Stock shall be nonredeemable prior to the lapse of three (3) years from the date of issuance. On and after such date, the Series IV Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $11.00 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series IV Class B Preferred Stock on a record date for the payment of a dividend on the Series IV Class B Preferred Stock to receive the dividend due on such shares of Series IV Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series IV Class B Preferred Stock.

Notice of any proposed redemption of shares of Series IV Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series IV Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series IV Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series IV Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series IV Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series IV Class B Preferred Stock to be redeemed, notice of any such proposed redemption shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series IV Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to, such redemption (i) the certificate(s) representing such shares of Series IV Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series IV Class B Preferred Stock after its Redemption Date.

~~Subject to Section 2 hereof,~~ Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Series IV Class B Preferred Stock from ~~the~~ any owner of such shares on such term as may be agreeable to such owner. Shares of Series IV Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series IV Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series IV Class B Preferred Stock is past due, no shares of the Series IV Class B Preferred Stock may be redeemed, except (i) by means of a redemption pursuant to which all outstanding shares of the Series IV Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series IV Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (ii) by conversion of shares of Series IV Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series IV Class B Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

5.               Liquidation. In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series IV Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series IV Class B Preferred Stock then outstanding shall be entitled to $11.00 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series IV Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series IV Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series IV Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series IV Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6.     Conversion Privilege. At any time subsequent to three years after issuance of any share of Series IV Class B Preferred Stock, the holder of any share of Series IV Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $10.00 by the Conversion Rate then in effect.

a.               Conversion Rate. Each share of Series IV Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $10.00 of Series IV Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series IV Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”) (“Conversion Price”). Each share of Series IV Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series IV Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series IV Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series IV Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of Common

Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws.

Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series IV Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series IV Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series IV Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series IV Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends nor make any payment of dividends.

b.              Dividends. If any shares of Series IV Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c.               Cancellation. Series IV Class B Preferred Stock converted into Common stock pursuant to the provisions of this paragraph 6 shall be retired and cancelled by the Corporation and given the status of authorized and unissued preferred stock.

d.              Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series IV Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series IV Class B Preferred Stock of such denominations as requested by the Holder in the amount of Series IV Class B Preferred Stock equal to the unconverted shares of the Series IV Class B Preferred Stock represented by the certificate so surrendered.

e.               Reservations of Shares. The Corporation shall at all times during which shares of Series IV Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series IV Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series IV Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series IV Class B Preferred Stock, be fully paid and nonassessable.

f.                 Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series IV Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i)      While any shares of Series IV Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series IV Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii)     In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

(iii)    In the event the Corporation at any time, or from time to time after December 31, 1999, makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined which does not provide for the payment of any consideration upon the issuance, conversion or thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series IV Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

(A)  The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B)   The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv)           In the event the Corporation at any time or from time to time after December 31, 1999, makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series IV Class B Preferred Stock been converted into Common Stock on the date of such event.

(v)              In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 6(f)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series IV Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a 45-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regarding to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi)           As used herein, the term “Stipulated Price” means initial price of $10.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii)        In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii)     Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix)    The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x)                No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series B Preferred Stock, provided that all adjustments which do not meet this minimum requirement cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest one-hundredth (1/100th) of a share of Common Stock.

g.              Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series IV Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h.              Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series IV Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series IV Class B Preferred Stock and for shares of Common Stock, a statement signed by the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent auditors, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.             Registration Rights.

a.               Piggyback Registration. The Corporation, for a period ending six months after the last share of Series IV Class B Preferred Stock is redeemed, retired, converted or otherwise no longer outstanding, will give written notice to the Holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities), covering any Common Stock or other securities of the Corporation, and will afford the Holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series IV Class B Preferred Stock, as may be designated by written notice to the Corporation not later than 10 days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the Holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b.              Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c.               Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets or exchange of securities), concerning any Common Stock of the Corporation, it will afford the Holder the opportunity to convert his shares into that number of fully paid and non-assessable shares of Common Stock prior to the 3-year holding period stated in paragraph 6 above. The Corporation may also, at its option at any time within one-hundred eighty (180) days after an initial registration statement is deemed effective, demand the conversion of the Series IV Class B Preferred Stock into that number of fully paid and nonassessable shares of Common Stock as provided herein.

8.             Reports.

So long as any of the Series IV Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.             Miscellaneous.

a.               As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock.

b.              The shares of Series IV Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its ~~Chief Executive Officer~~ President and Secretary this ~~21st day of January, 2000~~ _____ day of ______, 2009.

~~/s/ Thomas J. Shaw~~
Thomas J. Shaw
President
~~Its: Chief Executive Officer~~

ATTEST:

~~/s/ Michele Larios~~
Michele M. Larios
Secretary

Appendix E

FILED
In the Office of the
Secretary of State of Texas
April 19, 2002
Corporations Section

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS

OF THE SERIES V CLASS B CONVERTIBLE PREFERRED STOCK

OF

RETRACTABLE TECHNOLOGIES, INC.

Pursuant to Article 2.13 of the Texas Business Corporation Act and Article Four of its ~~Second~~ Third Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), Retractable Technologies, Inc., a corporation organized and existing under the laws of the State of Texas (the “Corporation”),

DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Board of Directors of the Corporation by the Articles of Incorporation, as amended, and pursuant to the Texas Business Corporation Act, said Board of Directors, on April 15, 2002, at a meeting duly called and noticed adopted a resolution by all necessary action on the part of the Corporation providing for the creation of a series of Preferred Stock consisting of not more than 3,097,855 shares of Series V Class B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED that, pursuant to the authority provided in the Corporation’s Articles of Incorporation and expressly granted to and vested in the Board of Directors of the Corporation, the Board of Directors hereby creates out of the Preferred Stock, par value One Dollar ($1.00) per share, of the Corporation a series of Preferred Stock called the Series V Class B Preferred Stock, consisting of not more than 3,097,855 shares, which shall be subordinate to the Series A Convertible Preferred and Series I through IV Class B Convertible Preferred Stock, and the Board of Directors hereby fixes the designation and the powers, preference and rights, and the qualifications, limitations, and restrictions thereof, to the extent not otherwise provided in the Corporation’s qualifications, limitations, and restrictions thereof, to the extent not otherwise provided in the Corporation’s Articles of Incorporation, as follows:

1.               Designation of Series. The designation of the series of Preferred Stock created by these resolutions shall be “Series V Class B Convertible Preferred Stock” (the “Series V Class B Preferred Stock”).

2.               Dividends on Series V Class B Preferred Stock

a.               Dividend Amount. The holders of the Series V Class B Preferred Stock shall be entitled to receive, in any calendar year, if, when, and as declared by the Board of Directors, out of any assets at the time legally available therefor and subject to the further limitations set out herein, dividends at the per annum rate of $.32 per share, all such dividends due quarterly in arrears as of the last day of each March, June, September, and December of each year, the first dividend being declarable on December 31, 2002. On each date which a dividend may be declared is hereafter called the “Dividend Date,” and each quarterly period ending with a Dividend Date is hereinafter referred to as the “Dividend Period.” Dividends shall be payable 15 calendar days after the Dividend Due Date; provided, however, that if such date on which a dividend is payable is a Saturday, Sunday, or legal holiday, such dividend shall be payable on the next following business day to the holders of record (whether singular or plural, the “Holder”).

b.              Dividends Cumulative. Dividends upon the Series V Class B Preferred Stock shall be accrued and be cumulative, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

c.               Dividend Accrual. On each Dividend Due Date all dividends which shall have accrued since the last Dividend Due Date on each share of Series V Class B Preferred Stock outstanding on such Dividend Due Date shall accumulate and be deemed to become “due.” Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be “past due” until such dividend shall be paid or until the share of Series V Class B Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest, sum of money in lieu of interest, or other property or securities shall be payable in respect of any dividend payment or payments which are past due. Dividends paid on shares of Series V Class B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Dividend payments made with respect to a Dividend Due Date shall be deemed to be made in payment of the dividends which became due on that Dividend Due Date.

d.              Dividend Arrearage. If a dividend upon any shares of Series V Class B Preferred Stock is in arrears, all dividends or other distributions declared upon shares of the Series V Class B Preferred Stock (other than dividends paid in stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up) may only be declared pro rata. Except as set forth above, if a dividend upon any shares of Series V Class B Preferred Stock is in arrears: (i) no dividends (in cash, stock, or other property) may be paid or declared and set aside for payment ~~or any other distribution made~~ upon any stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends (other than dividends of distributions in stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up); and (ii) no preferred stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends may be ~~(A)~~ redeemed pursuant to a sinking fund or otherwise, except (1) by means of redemption pursuant to which all outstanding shares of the Series V Class B Preferred Stock are redeemed, or (2) by conversion of any such junior stock into, or exchange of any such junior stock into, or exchange of any such junior stock for stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up~~, or (B) purchased or otherwise acquired for any consideration by the Corporation except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Series V Class B Preferred Stock, which offers shall each have been accepted by the holders of at least 50% of the shares of the Series V Class B Preferred Stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion into or exchange for stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation or winding up~~.  Notwithstanding anything in this Certificate to the contrary, the Corporation shall be entitled to purchase any of its shares ranking junior to the Series V Class B Preferred Stock (including Common shares) on any terms it fixes, even where a dividend upon shares of Series V Class B Preferred Stock is in arrears, so long as:  (A) the cash assets of the Corporation as of its latest reporting period equals or exceeds $40,000,000 or (B) if the cash assets of the Corporation as of its latest reporting period was less than $40,000,000, the amount of funds utilized to purchase such shares within the next quarter does not exceed 25% of the value of the cash assets as of the previous reporting period.

3.     General, Class, and Series Voting Rights. Except as provided in this Section 3, or as otherwise from time to time required by law, the Series V Class B Preferred Stock shall have no voting rights.

So long as any shares of Series V Class B Preferred Stock remain outstanding, the consent of the holders of at least 51% of the shares of Series V Class B Preferred Stock outstanding at the time voting separately as a class, given in person or by proxy, either in writing at any special or annual meeting called for the purpose, shall be necessary to permit, effect, or validate any one or more of the following:

(i)    The authorization, creation, or issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of Preferred Stock) ranking equal or prior to the Series V Class B Preferred Stock; or

(ii)   The amendment, alteration, or repeal, whether by merger, consolidation, or otherwise, of any of the provisions of the Articles of Incorporation or of this resolution which would alter or change the powers, preferences, or special rights of the shares of the Series V Class B Preferred Stock so as to affect them adversely; provided, however, that any increase in the amount of authorized Preferred

Stock, or the creation and issuance of other series of Preferred Stock ranking junior to the Series V Class B Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution, or winding up, shall not be deemed to adversely affect such powers, preferences, or special rights.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series V Class B Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption.

4.            Redemption. The outstanding shares of Series V Class B Preferred Stock shall be nonredeemable prior to the lapse of two (2) years from the date of issuance. On and after such date, the Series V Class B Preferred Stock may be redeemed at the option of the Corporation, as a whole at any time or in part from time to time, at the Redemption Price of $4.40 per share plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption (subject to the right of the holder of record of shares of Series V Class B Preferred Stock on a record date for the payment of a dividend on the Series V Class B Preferred Stock to receive the dividend due on such shares of Series V Class B Preferred Stock on the corresponding Dividend Due Date).

No sinking fund shall be established for the Series V Class B Preferred Stock.

Notice of any proposed redemption of shares of Series V Class B Preferred Stock shall be mailed by means of first class mail, postage paid, addressed to the holders of record of the shares of Series V Class B Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the “Redemption Date”). Each such notice shall specify (i) the Redemption Date; (ii) the Redemption Price; (iii) the place for payment and for delivering the stock certificate(s) and transfer instrument(s) in order to collect the Redemption Price; (iv) the shares of Series V Class B Preferred Stock to be redeemed; and (v) the then effective Conversion Price (as defined below) and that the right of holders of shares of Series V Class B Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the fifth day before the Redemption Date, provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is, in fact, received. If less than all the outstanding shares of Series V Class B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or by a substantially equivalent method. In order to facilitate the redemption of Series V Class B Preferred Stock to be redeemed, notice of any such proposed redemption shall not be more than sixty (60) days prior to the Redemption Date with respect thereto.

The holder of any shares of Series V Class B Preferred Stock redeemed upon any exercise of the Corporation’s redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series V Class B Preferred Stock; and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series V Class B Preferred Stock after its Redemption Date.

~~Subject to Section 2 hereof,~~ Notwithstanding anything in this Certificate to the contrary, the Corporation shall have the right to purchase shares of Series V Class B Preferred Stock from the owner of such shares on such term as may be agreeable to such owner. Shares of Series V Class B Preferred Stock may be acquired by the Corporation from any stockholder pursuant to this paragraph without offering any other stockholder an equal opportunity to sell his stock to the Corporation, and no purchase by the Corporation from any stockholder pursuant to this paragraph shall be deemed to create any right on the part of any stockholder to sell any shares of Series V Class B Preferred Stock (or any other stock) to the Corporation.

Notwithstanding the foregoing provisions of this Section 4, and subject to the provisions of Section 2 hereof, if a dividend upon any shares of Series V Class B Preferred Stock is past due, no shares of the Series V Class B

Preferred Stock may be redeemed, except (i) by means of a redemption pursuant to which all outstanding shares of the Series V Class B Preferred Stock are simultaneously redeemed (or offered to be so redeemed) or pursuant to which the outstanding shares of the Series V Class B Preferred Stock are redeemed on a pro rata basis (or offered to be so redeemed), or (ii) by conversion of shares of Series V Class B Preferred Stock into, or exchange of such shares for, Common Stock or any other stock of the Corporation ranking junior to the Series V Class B Preferred Stock as to dividends and upon liquidation, dissolution, or winding up.

5.            Liquidation. In the event of any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation (for the purposes of this Section 5, a “Liquidation”), before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Series V Class B Preferred Stock in respect of distributions upon the Liquidation of the Corporation, the holder of each share of Series V Class B Preferred Stock then outstanding shall be entitled to $4.40 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Corporation to the holders of Series V Class B Preferred Stock.

If upon any Liquidation of the Corporation, the assets available for distribution to the holder of Series V Class B Preferred Stock which shall then be outstanding (hereinafter in this paragraph called the “Total Amount Available”) shall be insufficient to pay the holders of all outstanding shares of Series V Class B Preferred Stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid ratably to the holders of the Series V Class B Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to each holder’s pro rata share of the Total Amount Available.

The voluntary sale, conveyance, lease, exchange, or transfer of all or substantially all the property or assets of the Corporation, or the merger or consolidation of the Corporation into another Corporation, or any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall not be deemed to be a Liquidation of the Corporation for the purposes of this Section 5 (unless in connection therewith the Liquidation of the Corporation is specifically approved).

6.    Conversion Privilege. At any time after issuance of any share of Series V Class B Preferred Stock, the holder of any share of Series V Class B Preferred Stock (“Holder”) shall have the right, at such Holder’s option (but if such share is called for redemption or exchange at the election of the Corporation, then in respect of such share only to and including but not after the close of business on (i) the fifth calendar day before the date fixed for such redemption; or (ii) the date fixed for such exchange, provided that the Corporation has set aside funds sufficient to effect such redemption) to convert such share into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $4.00 by the Conversion Rate then in effect.

a.               Conversion Rate. Each share of Series V Class B Preferred Stock may be converted, subject to the terms and provisions of this paragraph 6 into one (1) share of the Corporation’s Common Stock, which is a price equal to one share of Common Stock for each $4.00 of Series V Class B Preferred Stock or, in case an adjustment of such rate has taken place pursuant to the provisions of subdivision (f) of this paragraph 6, then at the Conversion Rate as last adjusted (such rate or adjusted rate, shall be expressed as the number of shares of Common Stock to be acquired upon conversion of one share of Series V Class B Preferred Stock, and shall be referred to herein as the “Conversion Rate”) (“Conversion Price”). Each share of Series V Class B Preferred Stock shall be Convertible into Common Stock by surrender to the Corporation of the certificate representing such shares of Series V Class B Preferred Stock to be converted by the Holder and by giving written notice to the Corporation of the Holder’s election to convert.

The Corporation shall, as soon as practicable after receipt of such written notice and the proper surrender to the Corporation of the certificate or certificates representing shares of Series V Class B Preferred Stock to be converted in accordance with the above provisions, issue and deliver for the benefit of the Holder at the office of the Corporation’s duly appointed transfer agent (the “Transfer Agent”) to the Holder for whose account such shares of Series V Class B Preferred Stock were so surrendered or to such Holder’s nominee or nominees, certificates for the number of shares of

Common Stock to which the Holder shall be entitled. The certificates of Common Stock of the Corporation issued upon conversion shall bear such legends as may be required by state or federal laws. Such conversion shall be deemed to have been effective immediately prior to the close of business on the date on which the Corporation shall have received both such written notice and the properly surrendered certificates for shares of Series V Class B Preferred Stock to be converted (the “Conversion Date”), and at such time the rights of the Holder shall cease and the person or persons entitled to receive the shares of Common Stock issuable upon the conversion of such shares of Series V Class B Preferred Stock shall be deemed to be, and shall be treated for all purposes as, the record Holder or Holders of such Common Stock on the Conversion Date. The Corporation shall not be required to convert, and no surrender of shares of Series V Class B Preferred Stock or written notice of conversion with respect thereto shall be effected for that purpose, while the stock transfer books of the Corporation are closed for any reasonable business purpose for any reasonable period of time, but shall be required to convert upon the proper surrender of shares of Series V Class B Preferred Stock for conversion immediately upon the reopening of such books. During the period in which the stock transfer books of the Corporation are closed, the Corporation may neither declare a dividend, declare a record date for payment of dividends, nor make any payment of dividends.

b.              Dividends. If any shares of Series V Class B Preferred Stock shall be converted during any dividend payment period, the Holder shall be entitled to all dividends accrued up to and through such Conversion Date, at the rate set forth herein, whether or not there has been a Dividend Date, as set forth in paragraph 2 hereof.

c.               Cancellation. Series V Class B Preferred Stock converted into Common Stock pursuant to the provisions of this paragraph 6 shall be retired by the Corporation and given the status of authorized and unissued Preferred Stock.

d.              Reissuance if Conversion is Partial. In the case of any certificate representing shares of Series V Class B Preferred Stock which is surrendered for conversion only in part, the Corporation shall issue and deliver to the Holder a new certificate or certificates for Series V Class B Preferred Stock in the amount of Series V Class B Preferred Stock equal to the unconverted shares of the Series V Class B Preferred Stock represented by the certificate so surrendered.

e.               Reservations of Shares. The Corporation shall at all times during which shares of Series V Class B Preferred Stock may be converted into Common Stock as provided in this paragraph (e), reserve and keep available, out of any Common Stock held as treasury stock or out of its authorized and unissued Common Stock, or both, solely for the purpose of delivery upon conversion of the shares of Series V Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be sufficient to effect the conversion of all shares of Series V Class B Preferred Stock from time to time outstanding, and shall take such action as may from time to time be necessary to ensure that such shares of Common Stock will, when issued upon conversion of Series V Class B Preferred Stock, be fully paid and nonassessable.

f.                 Adjustment of Conversion Rate. The Conversion Rate provided in subdivision (a) of this paragraph 6, in respect of Series V Class B Preferred Stock, shall be subject to adjustments from time to time as follows:

(i)    While any shares of Series V Class B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or issue, by reclassification of its shares of Common Stock, any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares which it would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series V Class B Preferred Stock been converted immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

(ii)   In case the Corporation shall be consolidated with, or merge into, any other corporation, and the Corporation does not survive, proper provisions shall be made as a part of the terms of such consolidation or merger, whereby the Holder shall thereafter be entitled, upon exercise of such Holder’s conversion rights, to receive the kind and amount of shares of stock or other securities of the Corporation resulting from such consolidation or merger, or such other property, as the Holder would have received if such conversion rights were exercised immediately prior to the effectiveness of such merger or consolidation.

(iii)  In the event the Corporation at any time makes or issues, a record date for the determination of holders of Common Stock entitled to receive, a dividend distribution payable in additional shares of Common Stock or Common Stock Equivalents (as defined in subparagraph (iv) of this paragraph 6(f)) which does not provide for the payment of any consideration upon the issuance, conversion or thereof, without a corresponding dividend or other distribution to the Holder, based upon the number of shares of Common Stock into which the Series V Class B Preferred Stock is convertible, then and in each such event the Conversion Rate then in effect will be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion rate by a fraction:

(A)  The numerator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution (which, in the case of Common Stock Equivalents, shall mean the maximum number of shares of Common Stock issuable with respect thereto, as set forth in the instrument relative thereto without regard to any provision for subsequent adjustment); and

(B)   The denominator of which will be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Rate will be recomputed accordingly as of the close of business on such record date, and thereafter such Conversion Rate will be adjusted pursuant to this subparagraph (iii) as of the time of actual payment of such dividends or distributions.

(iv)      In the event the Corporation at any time makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable to all holders of Common Stock in securities of the Corporation or Common Stock Equivalents, then, upon making such dividend or distribution, provisions will be made so that the Holder will receive the amount of securities of the Corporation which it would have received had its Series V Class B Preferred Stock been converted into Common Stock on the date of such event.

(v)         In the event the Corporation sells or issues any Common Stock, or sells or issues Common Stock Equivalents which can be converted into Common Stock at a per share consideration (as defined below in this subparagraph (v) of paragraph 6(f)) less than the Stipulated Price then in effect, then the Holder shall be entitled to purchase from the Corporation in cash (for the same per share consideration at which such Common Stock was issued or the per share price at which a share of Common Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Series V Class B Preferred Stock outstanding and held by such Holder immediately before such issue or sale (the “Acquirable Shares”), will equal a percentage of the number of shares of Common Stock Deemed Outstanding (as defined herein) immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock Deemed Outstanding immediately before such issuance or sale represented by the Acquirable Shares. This right shall exist for a 45-day period following the sale or issuance of shares of Common Stock or Common Stock Equivalents, and thereafter shall cease to exist.

For the above purposes, the per share consideration with respect to the sale or issuance of Common Stock will be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration receivable by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration will be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration received by the Corporation upon the conversion or exercise of such Common Stock Equivalents. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for noncash consideration, the amount of consideration will be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation.

(vi)      As used herein, the term “Stipulated Price” means initial price of $4.00 per share of Common Stock, as adjusted from time to time pursuant to subparagraph (viii) of this paragraph 6(f); and the term “Common Stock Equivalent” means any securities (whether debt or equity securities) or rights issued by the Corporation convertible into or entitling the holder thereof to receive shares of, or securities convertible into, Common Stock. The number of shares of “Common Stock Deemed Outstanding” at any date shall equal the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then obtainable pursuant to Common Stock Equivalents.

(vii)   In the event the Corporation declares any dividend or distribution payable to holders of its Common Stock (other than dividends payable out of the Corporation’s retained earnings or earned surplus and dividends payable in shares of Common Stock or in securities convertible into or exchangeable for shares of Common Stock or rights or warrants to purchase Common Stock or securities convertible into or exchangeable for shares of Common Stock or any other securities issued by the Corporation), the Conversion Rate in effect immediately prior to the record date for such dividend or distribution shall be proportionately adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock into which such shares of Common Stock or Preferred Stock was convertible immediately prior to such record date multiplied by a fraction, the numerator of which is the fair market value of a share of Common Stock on such record date and the denominator of which is such per share fair market value of a share of Common Stock on such record date less the fair market value on such record date of the securities or other property which are distributed as a dividend or other distribution. The term “fair market value” of a share of Common Stock or of any other security or other type of property on any date means (A) in the case of Common Stock or any other security (I) if the principal trading market for such Common Stock or other security is an exchange or the NASDAQ national market on such date, the closing price on such exchange or the NASDAQ national market on such date, provided, if trading of such Common Stock or other security is listed on any consolidated tape, the fair market value shall be the closing price set forth on such consolidated tape on such date, or (II) if the principal market for such Common Stock or other security is the over-the-counter market (other than the NASDAQ national market) the mean between the closing bid and asked prices on such date as set forth by NASDAQ or (B) in the case of Common Stock or any other security for which the fair market value cannot be determined pursuant to clause (A) above or of any other security or type of property, fair market value thereof on such date as determined in good faith by the Board of Directors.

(viii)                        Whenever the Conversion Rate is adjusted pursuant to this paragraph 6(f), the Stipulated Price shall also be adjusted by multiplying it by a fraction that is the reciprocal of the fraction used to adjust the Conversion Rate.

(ix)  The Corporation will not, by amendment of its Articles of Incorporation or through any dissolution, issuance, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but at all times in good faith will assist in the carrying out of all the provisions of this paragraph and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

(x)   No adjustment in the Conversion Rate shall be required, unless such adjustment would require an increase or decrease of at least one (1) share of Common Stock in the Conversion Rate of one share of Series V Class B Preferred Stock, provided that all adjustments which do not meet this minimum requirement cumulated and the adjustment will be made when the cumulated total is sufficient to require an adjustment. All calculations made pursuant to this subparagraph (x) of paragraph 6(f) shall be made to the nearest 1/100th of a share of Common Stock.

g.              Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of shares of Series V Class B Preferred Stock but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the current market price of a whole share of Common Stock on the day preceding the day of conversion.

h.              Statement to Transfer Agent. Whenever the Conversion Rate for shares of Series V Class B Preferred Stock shall be adjusted pursuant to the provisions of paragraph 6(f) hereof, the Corporation shall forthwith maintain at its office and, if applicable, file with the Transfer Agent for shares of Series V Class B Preferred Stock and for shares of Common Stock, a statement signed by the President of the Corporation and by its Treasurer, stating the adjusted Conversion Rate and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment, such calculations to be confirmed by the Corporation’s independent Accountants, and stating the facts on which the calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

7.             Registration Rights

a.                                       Piggyback Registration. The Corporation, for a period ending six months after the last share of Series V Class B Preferred Stock is redeemed, retired, converted, or otherwise no longer outstanding, will give written notice to the holder not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable pursuant to employee stock option, stock purchase, or similar plans or a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through a merger, consolidation, acquisition of assets, or exchange of securities), covering any Common Stock or other securities of the Corporation, and will afford the holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Series V Class B Preferred Stock, as may be designated by written notice to the Corporation not later than ten days following receipt of such notice from the Corporation. The Corporation shall be entitled to exclude the shares of Common Stock held by the holder from any one, but not more than one, such registration if the Corporation in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to exclude the shares of Common Stock held by the Holder if shares of other shareholders are being included in any such registration statement and, in such circumstances, the Holder shall be entitled to include the shares of Common Stock held by them on a pro-rata basis in the proportion that the number of shares of Common Stock held by the Holder bears to the shares of Common Stock held by all other shareholders, including shares in such registration statement. The Holder shall not be entitled to include shares in more than two registration statements pursuant to the provisions of this subdivision (a) of paragraph 7, and all rights of the Holder under this subdivision (a) of paragraph 7 shall terminate after the Holder has included shares of Common Stock in two registration statements pursuant to this subdivision (a) of paragraph 7.

b.                                      Expenses. The Corporation will pay all out-of-pocket costs and expenses of any registration effected pursuant to the provisions of subdivision (a) of this paragraph 7, including registration fees, legal fees, accounting fees, printing expenses (including such number of any preliminary and the final prospectus as may be reasonably requested), blue sky qualification fees and expenses, and all other expenses, except for underwriting commissions or discounts applicable to the shares of Common Stock being sold by the Holder and the fees of counsel for the Holder, all of which shall be paid by the Holder.

c.                                       Notwithstanding anything to the contrary contained herein, in the event that the Corporation files an initial registration statement under the Securities Act of 1933, as amended (other than a registration statement pertaining to securities issuable in connection with the acquisition of a business, whether through merger, consolidation, acquisition of assets, or exchange of securities), concerning any Common Stock of the Corporation, it may, at its option, at any time within 180 days after the initial registration statement is deemed effective, demand the conversion of the Series V Class B Convertible Preferred shares into that number of fully paid and nonassessable shares of Common Stock as provided herein.

8.             Reports

So long as any of the Series V Class B Preferred Stock shall be outstanding, the Corporation shall submit to the Holder financial reports no less frequently than annually.

9.             Miscellaneous

a.                                       As used herein, the term “Common Stock” shall mean the Corporation’s Common Stock, no par value, or, in the case of any reclassification or change of outstanding shares of Common Stock, the stock or securities issued in exchange for such Common Stock.

b.                                      The shares of Series V Class B Preferred Stock shall be fully transferable by the Holder thereof, subject to compliance with the applicable provisions of federal and state securities laws.

IN WITNESS WHEREOF, RETRACTABLE TECHNOLOGIES, INC. has caused its corporate seal to be hereunto affixed and this Amended Certificate to be signed by its ~~Chief Executive Officer~~ President and Secretary this ~~17 day of April, 2002~~         day of        , 2009.

~~/s/ Thomas J. Shaw~~
Thomas J. Shaw
President
~~Its Chief Executive Officer~~

ATTEST:

~~/s/ Michele M. Larios~~
Michele M. Larios
Secretary

Appendix F

FORM OF PROXY CARD

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY.

RETRACTABLE TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE FOLLOWING PROPOSAL

Vote on Proposal					For	Against	Abstain

1.	AMENDMENT OF THE CERTIFICATE OF DESIGNATION FOR THE SERIES I CLASS B STOCK				☐	☐	☐

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” THE PROPOSAL.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

To obtain information about voting in person, please call
the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

F-1

SPECIAL MEETING OF PREFERRED SHAREHOLDERS OF

 RETRACTABLE TECHNOLOGIES, INC.

SEPTEMBER 25, 2009

SERIES I CLASS B CONVERTIBLE PREFERRED STOCK

Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The proxy materials including the Proxy Statement and Forms 10-K and 10-Q are available at www.proxyvote.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY FOR CLASS B CONVERTIBLE PREFERRED STOCK (“SERIES I CLASS B STOCK”)

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of a Special Meeting of Preferred Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 25, 2009, at 11:00 a.m., Central time, at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Special Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Series I Class B Stock of the Company held of record by the undersigned as of the close of business on July 27, 2009, at the Special Meeting of Preferred Shareholders or any adjournment or postponement thereof.

At the Special Meeting, the holders of the Series I Class B Stock will vote on a proposal to amend the certificate of designation for the Series I Class B Stock.

The matter to be voted on is not related to or conditioned on the approval of other matters.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

F-2

Appendix G

FORM OF PROXY CARD

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY.

RETRACTABLE TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE FOLLOWING PROPOSAL

Vote on Proposal					For	Against	Abstain

1.	AMENDMENT OF THE CERTIFICATE OF DESIGNATION FOR THE SERIES II CLASS B STOCK				☐	☐	☐

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” THE PROPOSAL.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

To obtain information about voting in person, please call
the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

G-1

SPECIAL MEETING OF PREFERRED SHAREHOLDERS OF

 RETRACTABLE TECHNOLOGIES, INC.

SEPTEMBER 25, 2009

SERIES II CLASS B CONVERTIBLE PREFERRED STOCK

Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The proxy materials including the Proxy Statement and Forms 10-K and 10-Q are available at www.proxyvote.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY FOR SERIES II CLASS B CONVERTIBLE PREFERRED STOCK (“SERIES II CLASS B STOCK”)

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of a Special Meeting of Preferred Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 25, 2009, at 11:00 a.m., Central time, at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Special Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Series II Class B Stock of the Company held of record by the undersigned as of the close of business on July 27, 2009, at the Special Meeting of Preferred Shareholders or any adjournment or postponement thereof.

At the Special Meeting, the holders of the Series II Class B Stock will vote on a proposal to amend the certificate of designation for the Series II Class B Stock.

The matter to be voted on is not related to or conditioned on the approval of other matters.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

G-2

Appendix H

FORM OF PROXY CARD

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY.

RETRACTABLE TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE FOLLOWING PROPOSAL

Vote on Proposal					For	Against	Abstain

1.	AMENDMENT OF THE CERTIFICATE OF DESIGNATION FOR THE SERIES III CLASS B STOCK				☐	☐	☐

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” THE PROPOSAL.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

To obtain information about voting in person, please call
the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

H-1

SPECIAL MEETING OF PREFERRED SHAREHOLDERS OF

 RETRACTABLE TECHNOLOGIES, INC.

SEPTEMBER 25, 2009

SERIES III CLASS B CONVERTIBLE PREFERRED STOCK

Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The proxy materials including the Proxy Statement and Forms 10-K and 10-Q are available at www.proxyvote.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY FOR SERIES III CLASS B CONVERTIBLE PREFERRED STOCK (“SERIES III CLASS B STOCK”)

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of a Special Meeting of Preferred Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 25, 2009, at 11:00 a.m., Central time, at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Special Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Series III Class B Stock of the Company held of record by the undersigned as of the close of business on July 27, 2009, at the Special Meeting of Preferred Shareholders or any adjournment or postponement thereof.

At the Special Meeting, the holders of the Series III Class B Stock will vote on a proposal to amend the certificate of designation for the Series III Class B Stock.

The matter to be voted on is not related to or conditioned on the approval of other matters.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

H-2

Appendix I

FORM OF PROXY CARD

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY.

RETRACTABLE TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE FOLLOWING PROPOSAL

Vote on Proposal					For	Against	Abstain

1.	AMENDMENT OF THE CERTIFICATE OF DESIGNATION FOR THE SERIES IV CLASS B STOCK				☐	☐	☐

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” THE PROPOSAL.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

To obtain information about voting in person, please call
the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

I-1

SPECIAL MEETING OF PREFERRED SHAREHOLDERS OF

 RETRACTABLE TECHNOLOGIES, INC.

SEPTEMBER 25, 2009

SERIES IV CLASS B CONVERTIBLE PREFERRED STOCK

Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The proxy materials including the Proxy Statement and Forms 10-K and 10-Q are available at www.proxyvote.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY FOR SERIES IV CLASS B CONVERTIBLE PREFERRED STOCK (“SERIES IV CLASS B STOCK”)

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of a Special Meeting of Preferred Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 25, 2009, at 11:00 a.m., Central time, at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Special Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Series IV Class B Stock of the Company held of record by the undersigned as of the close of business on July 27, 2009, at the Special Meeting of Preferred Shareholders or any adjournment or postponement thereof.

At the Special Meeting, the holders of the Series IV Class B Stock will vote on a proposal to amend the certificate of designation for the Series IV Class B Stock.

The matter to be voted on is not related to or conditioned on the approval of other matters.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

I-2

Appendix J

FORM OF PROXY CARD

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY.

RETRACTABLE TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE FOLLOWING PROPOSAL

Vote on Proposal					For	Against	Abstain

1.	AMENDMENT OF THE CERTIFICATE OF DESIGNATION FOR THE SERIES V CLASS B STOCK				☐	☐	☐

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” THE PROPOSAL.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

To obtain information about voting in person, please call
the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

J-1

SPECIAL MEETING OF PREFERRED SHAREHOLDERS OF

 RETRACTABLE TECHNOLOGIES, INC.

SEPTEMBER 25, 2009

SERIES V CLASS B CONVERTIBLE PREFERRED STOCK

Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The proxy materials including the Proxy Statement and Forms 10-K and 10-Q are available at www.proxyvote.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY FOR SERIES V CLASS B CONVERTIBLE PREFERRED STOCK (“SERIES V CLASS B STOCK”)

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of a Special Meeting of Preferred Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 25, 2009, at 11:00 a.m., Central time, at the Little Elm City Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Special Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Series V Class B Stock of the Company held of record by the undersigned as of the close of business on July 27, 2009, at the Special Meeting of Preferred Shareholders or any adjournment or postponement thereof.

At the Special Meeting, the holders of the Series V Class B Stock will vote on a proposal to amend the certificate of designation for the Series V Class B Stock.

The matter to be voted on is not related to or conditioned on the approval of other matters.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

J-2